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                                                                  EXHIBIT 23(C)


                              ARTHUR ANDERSEN LLP



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 pertaining to the PSS/Taylor Medical Profit Sharing 401(k) Plan (the "Plan") of our report dated October 22, 1996, with respect to the financial statements and schedules of the Plan, included in the Plan's Annual Report (Form 11-K) for the fiscal year ended May 31, 1996.



ARTHUR ANDERSEN LLP





Jacksonville, Florida
October 28, 1996